UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) August 15, 2012

SANTA FE GOLD CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-20430	84-1094315
(Commission File Number)	(IRS Employer Identification No.)

1128 Pennsylvania NE, Suite 200
Albuquerque, NM 87110
(Address of Principal Executive Offices)(Zip Code)

Registrant's Telephone Number, Including Area Code (505) 255-4852

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(   ) Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

(   ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a -12)

(   ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

(   ) Pre-commencement communications pursuant to Rule 13e-49(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01. Other Events

          On August 15, 2012, Santa Fe Gold Corporation (“SANTA FE” or the “COMPANY”) announced that its board of directors has elected to terminate early its previously announced 16,666,667 unit offering to existing stockholders and a few institutional investors, with each unit consisting of one share of common stock and a warrant to purchase an additional share of common stock. Each unit is offered for sale at a price of $0.30. Each warrant has an exercise price of $0.40 per share of common stock, and is exercisable for a period of three years commencing immediately.

          The prospectus supplement related to the offering, which was filed with the SEC on August 1, 2012, provides that the offering will expire at 5:00 p.m., August 31, 2012, Pacific Time, unless Santa Fe terminates it earlier. In this regard, Santa Fe has elected to terminate the offering effective 5:00 PM, Mountain Standard Time, on Friday, August 17, 2012. As such, Santa Fe will accept subscriptions from existing shareholders only until 5:00 PM, Mountain Standard Time, on Friday, August 17, 2012.

          The securities described above are being offered by Santa Fe Gold Corporation pursuant to a shelf registration statement on Form S-3, together with a base prospectus, previously filed and declared effective by the Securities and Exchange Commission (SEC) and a prospectus supplement. The securities may be offered only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement. A prospectus supplement related to the offering was filed with the SEC on August 1, 2012.

          Stockholders may obtain copies of the final prospectus supplement and accompanying base prospectus relating to this offering at the Securities and Exchange Commission web site at http://www.sec.gov, or from Santa Fe Gold Corporation, 1128 Pennsylvania NE, Suite 200, Albuquerque, New Mexico 87110 or via telephone at 505-255-4852.

          In addition, Santa Fe’s board of directors has adopted a resolution suspending, effective immediately, any further draw-downs under its previously announced $15 million equity financing facility with Glengrove Small Cap Value, Ltd.

          No offer to sell or the solicitation of an offer to buy any securities of Santa Fe shall be made nor shall there be any sale of the securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

          A copy of the press release, dated August 15, 2012, announcing the early termination of the offering is filed as Exhibit 99.1 hereto and incorporated by reference herein.

          The information contained in this Report (including the exhibits hereto) is hereby incorporated by reference into the Santa Fe’s Registration Statements on Form S-3, File Nos. 333-163112.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

The following exhibits are filed herewith:

Exhibit
Number	Description

99.1	Press Release dated August 15, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

SANTA FE GOLD CORPORATION
(Registrant)

Date: August 15, 2012	/s/ W. Pierce Carson
W. Pierce Carson
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 15, 2012